Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) dated October 12, 2010, by and between Pluristem Therapeutics Inc., a Nevada corporation (the “Company”), and ________________ (the “Purchaser”).

The Company and the Purchaser agree as follows:

ARTICLE 1
PURCHASE AND SALE

        1.1  Closing.

 (a)  Securities Purchased. At the closings of the transaction contemplated hereby (the “Closing”), the Company will sell and the Purchaser will purchase the following securities of the Company for an aggregate purchase price of up to $________ US dollars (the “Purchase Price”), as follows:

         (i)  _________ shares of Common Stock $0.00001 par value at a price of $1.20 per share, or an aggregate purchase price of _________ US dollars  (the “Shares”); and

         (ii)  Four-year warrants to purchase up to an additional ________ shares of Common Stock with an exercise price of $1.80 per share, which will be issued to Purchaser at the Closing and will be exercisable only after six months from Closing (the “Warrant”). No separate consideration shall be paid for the Warrant. The Warrant shall be in the form attached hereto as Exhibit A and as previously provided to the Purchaser. (the shares issuable upon exercise of the Warrants are sometimes referred to as the “Warrant Shares” and the Shares and Warrant Shares are sometimes referred to as the “Securities”.)

 (b)  Closing Deliveries. (i) The Closing shall take place no later than October 18, 2010.  At the Closing, the Purchaser shall deliver to the Company immediately available funds equal to the Purchase Price, and the Company shall deliver to the Purchaser the Shares and the Warrants, effected by delivering to the Purchaser a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver the Shares via overnight courier share certificates or via the Depository Trust Company Deposit Withdrawal Agent Commission System, and delivery of the Warrants (which may initially be an electronic copy, to be followed immediately by the original executed Warrants), in each case in the name of the Purchaser; and  The obligations of the Company and the Purchaser to effect the Closing are unconditional.

THE PURCHASER UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND THAT THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE, SUBJECT TO SECTION 4.7 HEREOF. THERE CAN BE NO ASSURANCES THAT THE PURCHASER WILL RECOVER ALL OR ANY PORTION OF THIS INVESTMENT.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

        2.1  Representations and Warranties of the Company.

 (a)  Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

 (b)  Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Securities, has been duly authorized by all necessary action on the part of the Company.  This Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, including the U.S. Securities and Exchange Commission (“SEC”), is required on the part of the Company in connection with the execution and delivery of this Agreement, or the offer, sale, and delivery of the Securities as contemplated by this Agreement, except for such filings as are required to be made under applicable federal and state securities laws (including filing with the SEC of a Current Report on Form 8-K announcing the transaction contemplated under this Agreement) and filings with and delivery of applicable notices to Nasdaq in accordance with Nasdaq rules and other than as specifically specified herein, all of which shall be duly, properly and timely (in accordance with the applicable rules) filed by the Company.

 (c)  Issuance of the Securities; Registration.  The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable.  The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.

 (d)  SEC Reports.  The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934 (the “Exchange Act”) for at least the thirty four (34) months preceding the date hereof  (the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

 (e)  Material Adverse Change.  Since the date of the latest SEC Report, there has been no material adverse change in the business or financial condition of the Company.

     2.2  Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as follows:

 (a)  Organization; Authority.  The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser.  This Agreement has been duly executed by the Purchaser, and is the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

(b)  Own Account; Investment Intent.  The Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not and will not acquire the Shares, the Warrant or the Warrant Shares with a view to or for distributing or reselling them in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law, has no present intention of distributing any of them in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding their distribution of such Securities. The Purchaser understands that the Securities included therein are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws, subject to the Company's undertaking under Section 4.7 hereof. The Purchaser is acquiring the Securities and each part thereof hereunder in the ordinary course of its business.

 (c)  Regulation S.  The Purchaser makes the following representations related to Regulation S under the Securities Act: (i) it is not a “U.S. Person” as that term is defined in Rule 902 of Regulation S under the Securities Act; and received all communications relating to the issuance of the Shares, and executed all documents relating thereto, outside the United States; and (ii) it agrees to resell the Shares, the Warrant and the Warrant Shares only in accordance with the provisions of Regulation S, or pursuant to another available exemption from the registration requirements of the Securities Act, and further agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

 (d)  Experience of Such Purchaser.  The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Securities (and each part thereof) and, at the present time, is able to afford a complete loss of such investment.

 (e)  Opportunity to Conduct Due Diligence.  The Purchaser and the Purchaser’s advisors have, prior to any sale to the Purchaser, been given access and the opportunity to examine all filings made by the Company with the U.S. Securities and Exchange Commission and an opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information necessary to verify the accuracy of the information provided to the Purchaser. No offering memorandum or similar disclosure document has been prepared in connection with the sale of the Securities.  The Purchaser has read this Agreement and is familiar with the terms of the Securities. The only representations and warranties being given to the Purchaser by the Company are as contained in this Agreement.

ARTICLE 3
OTHER AGREEMENTS OF THE PARTIES

     3.1  Publicity.  The parties agree that this Agreement and the transactions contemplated hereby will remain confidential until the Company files a Form 8-K or any other report with the Securities and Exchange Commission disclosing this Agreement.  The Purchaser agrees not to effect any purchase or sale of the securities of the Company until after such filing is made.

     3.2  Transfer Restrictions.

 (a)  The Purchaser hereby acknowledges that the Securities and any part hereof may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Shares, Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of such opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares, Warrant or Warrant Shares under the Securities Act.  Unless the transfer of the Warrants has been registered, no Warrants may be transferred to any person that is not an “accredited investor.”

 (b)  The Purchaser agrees to the imprinting, so long as is required, of a legend on any of the Shares, Warrants and Warrant Shares in the following form:

[THESE SHARES] [THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) The Company shall cause its counsel to issue a legal opinion or instruction to its transfer agent to effect the removal of the legend hereunder upon receipt of legal opinion from counsel reasonably acceptable to the Company following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend, and (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and Warrant Shares and without volume or manner-of-sale restrictions.

ARTICLE 4
MISCELLANEOUS

     4.1  Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with this Agreement.  Purchaser acknowledges that the Company may pay a transaction fee to finders.

     4.2  Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or by email to the email address set forth on the signature page or (c) upon actual receipt by the party to whom such notice is required to be given.

     4.3  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors.  This Agreement is not assignable by either party.

     4.4  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement).

     4.5  Survival of Representations.  The Parties agree that all of the warranties, representations acknowledgments, confirmations, covenants and promises made in this Agreement shall survive its execution and delivery.

     4.6  Changes in Representations.  The Purchaser agrees to notify the Company immediately of any change in the representations, warranties or information pertaining to the Purchaser contained herein.

     4.7  Resale Registration Statement.  The Company agrees and undertakes that within 60 days after the date on which the Securities are purchased (“Filing Deadline”), it will file a registration statement with the Securities and Exchange Commission that will permit the unrestricted resale of the Shares and Warrant Shares under U.S. securities laws (the “Registration Statement”).  The Company also agrees to use its best efforts to cause the Registration Statement to become effective as soon as practical.  In the event that the Company fails to file the Registration Statement on or prior to the Filing Deadline, then the Company shall pay to the Purchaser on a monthly basis an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by the Purchaser pursuant to this Agreement for any Shares then held by the Purchaser. The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month until such time when the Registration Statement is filed. It is agreed that the maximum aggregate payment for liquidated damages hereunder shall not exceed ten percent (10.0%) of the Purchase Price paid by the Purchaser pursuant to this Agreement for any Shares or Warrant Shares then held by the Purchaser. Notwithstanding the foregoing, any and all remedies herein expressly conferred upon the Purchaser will be deemed cumulative with and not exclusive of any other remedy conferred upon it hereby, or by law or equity, and the exercise by the Purchaser of any remedy will not preclude the exercise of any other remedy, provided however, that upon the filing of the Registration Statement on or before the Filing Deadline, the Purchaser shall have no claims against the Company pursuant to the foregoing.

     4.8  More Favorable Rights. In the event that any other purchaser participating in the private placement conducted during October 2010 shall have received more favorable economic and/or legal rights, privileges or preferences with respect to the purchase of the Securities (including the Warrant granted herewith), relative to those provided to the Purchaser hereunder, then the Purchaser shall be entitled to receive from the Company any such more favorable economic and/or legal rights, privileges or preferences, which shall be deemed for all intent and purposes an integral part of this Agreement, ab initio.

 [Signature page immediately follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PLURISTEM THERAPEUTICS, INC.
By:____________________________________
     Name: Zami Aberman
     Title: CEO

Office Address: MATAM Advanced
Technology Park  # 20 Haifa 31905, Israel

Fax No. +972-74-710-7173

Email Address: zami@pluristem.com
yaky@pluristem.com
By:_____________________________________ Name: Title: Address: Fax No. _________________________________ Email Address: